UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.  )

Filed by the Registrant   ☒

Filed by a Party other than the Registrant   ☐

Check the appropriate box:

☐           Preliminary Proxy Statement

☐           Confidential, for Use of the Commission Only (as permitted by Rule14a-6(e)(2))

☐           Definitive Proxy Statement

☒          Definitive Additional Materials

☐           Soliciting Material Under Rule 14a-12

Xstelos Holdings, Inc.
(Name of Registrant as Specified in Its Charter)

(Name of Persons(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒          No fee required.

☐           Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)           Title of each class of securities to which transaction applies:

(2)           Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)           Proposed maximum aggregate value of transaction:

(5)           Total fee paid:

☐           Fee paid previously with preliminary materials:

☐           Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)           Amount previously paid:

(2)           Form, Schedule or Registration Statement No.:

(3)           Filing Party:

(4)           Date Filed:

XSTELOS HOLDINGS, INC.
630 FIFTH AVENUE
SUITE 2260
NEW YORK, NEW YORK 10020
________________

SUPPLEMENT TO PROXY STATEMENT DATED NOVEMBER 19, 2013
FOR
SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON DECEMBER 23, 2013
________________

This supplement to the proxy statement (“Proxy Statement”) of Xstelos Holdings, Inc., a Delaware corporation (the “Company”), is being furnished to stockholders by the Company’s Board of Directors in connection with the solicitation of proxies in the form accompanying the Proxy Statement for use at a Special Meeting of Stockholders of the Company (the “Special Meeting”).

The Special Meeting which was previously announced to be held on Thursday, December 12, 2013 will now be held on Monday, December 23, 2013 at 10:00 a.m., Eastern time, at the offices of Olshan Frome Wolosky LLP, Park Avenue Tower, 65 East 55th Street, New York, New York 10022.  The record date for stockholders entitled to vote at the Special Meeting remains November 18, 2013.

Each stockholder may vote using any of the following methods:

•	Proxy card or voting instruction card. Be sure to complete, sign and date the card and return it in the prepaid envelope.

•
Over the Internet. If you are a stockholder of record, you may vote over the Internet by following the instructions on the proxy card. If you hold shares in street name, you will receive separate voting instructions from your bank, broker or other nominee and may vote by telephone or over the Internet if they offer that alternative. Although most brokers, banks and nominees offer telephone and Internet voting, availability and the specific procedures vary.

•
In person at the Special Meeting. All stockholders may vote in person at the Special Meeting. You may also be represented by another person at the Special Meeting by executing a proper proxy designating that person. If you hold shares in street name, you must obtain a legal proxy from your bank, broker or other nominee and present it to the inspector of election with your ballot when you vote at the Special Meeting.

Each stockholder has the power to vote or to revoke his or her proxy, at any time prior to the Special Meeting on December 23, 2013, as provided above and in the Proxy Statement.

Except as modified or supplemented by the information contained in this Supplement, all information set forth in the Proxy Statement remains applicable.

Please mark your votes like this **X**

The Board of Directors unanimously recommends that you vote "FOR" proposals 1, 2 and 3.

Proposal 1 – To approve an amendment to the Company's Certificate of Incorporation to effect a 1-for-2,000 reverse stock split of the Company's outstanding common stock;

☐ FOR ☐ AGAINST ☐ ABSTAIN

Proposal 2 – To approve an amendment to the Company's Certificate of Incorporation to effect a 2,000-for-1 forward stock split of the Company's outstanding common stock; and

☐ FOR ☐ AGAINST ☐ ABSTAIN

Proposal 3 – To approve the adjournment of the Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of the foregoing proposals

☐ FOR ☐ AGAINST ☐ ABSTAIN

Signature ______________________ **Signature** ______________________ **Date** ______________________ **, 2013.**

Note: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give title as such.

For address changes and/or comments, please check this box and write them on the back where indicated. ☐

Please indicate if you plan to attend the meeting. ☐

FOLD AND DETACH HERE AND READ THE REVERSE SIDE

XSTELOS HOLDINGS, INC.

VOTE BY INTERNET
QUICK *** EASY *** IMMEDIATE

As a stockholder of Xstelos Holdings, Inc., you have the option of voting your shares electronically through the Internet, eliminating the need to return the proxy card. Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned the proxy card.

Vote Your Proxy on the Internet
Go to http://www.shareholdervote.info
Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

OR

Vote Your Proxy by Mail:

Mark, sign, and date your proxy card, then detach it, and return it in the postage-paid envelope provided.

PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

Proxy — Special Meeting of Stockholders
December 23, 2013

The undersigned, a stockholder of Xstelos Holdings, Inc., a Delaware corporation (the "Company"), does hereby appoint Jonathan M. Couchman the true and lawful attorney and proxy with full power of substitution, for and in the name, place and stead of the undersigned, to vote all of the shares of Common Stock of the Company which the undersigned would be entitled to vote if personally present at the Special Meeting of Stockholders of the Company to be held at the offices of Olshan Frome Wolosky LLP, Park Avenue Tower, 65 East 55th Street, New York, New York 10022 on December 23, 2013 at 10 a.m., Eastern time, or at any adjournment or postponement thereof.

The undersigned hereby revokes any proxy or proxies heretofore given and acknowledges receipt of a copy of the Notice of Special Meeting and Proxy Statement, both dated November 19, 2013.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH ANY DIRECTIONS HEREIN GIVEN. UNLESS OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1, 2 AND 3.

Address Change:

____

____

____

(Continued, and to be marked, dated and signed, on the other side)

FOLD AND DETACH HERE AND READ THE REVERSE SIDE

DISCRETIONARY AUTHORITY:

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER AND FURTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY POSTPONEMENT OR ADJOURNMENT THEREOF

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to be Held on December 23, 2013.

The proxy statement and form of proxy card are available on the Internet at: http://www.shareholdervote.info